UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 30, 2004


                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------
               (Exact name of Registrant as specified in charter)


    Maryland                      001-09279                    13-3147497
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(State or other              (Commission file No.)           (IRS Employer
  jurisdiction of                                               I.D. No.)
  incorporation)


      60 Cutter Mill Road, Suite 303, Great Neck, New York           11021
      --------------------------------------------------------------------
      (Address of principal executive offices)                   (Zip code)


        Registrant's telephone number, including area code     516-466-3100
                                                               ------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

On November 30, 2004 the registrant acquired in an arms length transaction, through a wholly owned limited liability company, a 63,897 square foot, single story, retail building located in Onalaska, Wisconsin, a suburb of LaCrosse, Wisconsin. The building is situated on a 4.74 acre parcel of real property. The property was acquired for $943,265 cash above an existing $2,768,865 first mortgage, a total purchase price of $3,712,130.

The property is net leased to Hob-Lob Limited Partnership, pursuant to a lease which expires on December 31, 2014. The lease contains two five year options. The landlord is obligated to make structural repairs and replacements and all building systems repairs, including roof and structure. The tenant is responsible for all other costs. The initial annual base rent is $367,534 increasing effective January 1, 2005 to $399,493. The annual base rent increases every five years thereafter through 2014.

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired. If the financial statements specified by Rule 3-14 of Regulation S-X are required, said financial statements shall be filed not later than February 9, 2005, 71 calendar days after the date that this report on Form 8K was required to be filed.

(b)               Proforma Financial Information. Not Applicable.

(c)               Exhibits.
                  Contract of Sale Dated August (no date) 2004 between LaCrosse Partners Ltd., and OLP Onalaska, LLC.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ONE LIBERTY PROPERTIES, INC.



Date:     December 6, 2004              By:  /s/ Simeon Brinberg
                                        -----------------------------------
                                        Simeon Brinberg
                                        Senior Vice President

                                CONTRACT OF SALE


     This CONTRACT OF SALE (this "Contract of Sale") is made and entered into as of the day of August, 2004 by and between LACROSSE PARTNERS, Ltd., a Pennsylvania limited partnership having an address at c/o CC Realty Advisors, Inc., 3637 Washington Road, Suite 3, McMurray, PA 15317 ("Seller"), and OLP Onalaska LLC, a Wisconsin limited liability company having an office at 60 Cutter Mill Road, Suite 303, Great Neck, New York 11021 ("Purchaser").

                                   WITNESSETH:

WHEREAS, Seller is the current owner of the approximately 4.74 acre parcel of property and the improvements thereon known as and by 9408 State Road 16, Onalaska, Wisconsin and more particularly described on Exhibit A attached hereto (the "Premises"); and

WHEREAS, Seller wishes to sell and Purchaser wishes to acquire the Premises in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which being hereby acknowledged, the parties hereto do hereby agree as follows:

 1. Purchase Price. Seller agrees to sell and Purchaser agrees to buy the Premises for a total purchase price equal to $943,265.00 (the "Cash Portion") plus the unpaid principal balance of the Mortgage (hereafter defined) as of the Closing Date (together with the Cash Portion, the "Purchase Price"). At Closing, Buyer shall pay the Purchase Price by paying the Cash Portion (less the Downpayment) by wire transfer to an account designated by Seller and assuming, from and after Closing and on a non-recourse basis, Seller's obligations under the Loan, all as more particularly hereinafter set forth. Upon the execution and delivery of this Contract, Purchaser shall deposit $100,000 as the Downpayment (hereafter defined) by check made payable to the order of Escrow Agent (hereafter defined), which sum shall be held in escrow pursuant to the terms hereof.

 2: Escrow. Concurrently with the execution of this Contract, Purchaser has delivered to First American Title Insurance Company, as escrow agent ("Escrow Agent"), a check(s) (subject to collection) in the amount of $100,000 as the downpayment (the "Downpayment"). Escrow Agent shall deposit the Downpayment into an interest-bearing account(s) maintained at a federally insured financial institution(s). Escrow Agent shall deliver the Downpayment in accordance with this Contract, or a joint instruction signed by Seller and Purchaser, or separate instructions of like tenor signed by Seller and Purchaser, or a final non-appealable judgment of a court of competent jurisdiction. Escrow Agent at any time may deposit the Downpayment with a court of competent jurisdiction, and upon notice to Seller and Purchaser of such deposit, Escrow Agent shall have no further responsibility or liability hereunder. If Escrow Agent shall receive a written request by one party for the release of the escrow, Escrow Agent will give a copy thereof to the other party. If Escrow Agent shall not receive an objection from the other party within five (5) business days, then Escrow Agent shall so release the Downpayment. If Escrow Agent receives an objection, then Escrow Agent shall continue to hold the Downpayment in accordance with the terms hereof. Escrow Agent may act upon any instruction or other writing believed by Escrow Agent in good faith to be genuine and to be signed or presented by the proper persons. Any interest or income on the Downpayment shall be paid to Purchaser or credited to Purchaser at Closing except in the event of the default of Purchaser entitling Seller to the Downpayment in which event Seller shall be entitled to the interest.

Seller and Purchaser acknowledge that Escrow Agent is merely a stakeholder, and that Escrow Agent shall not be liable for any act or omission unless taken or suffered in bad faith, in willful disregard of this Contract or involving gross negligence. Escrow Agent shall not be liable for the failure of a qualifying institution(s) in which the Downpayment has been deposited. Seller and Purchaser agree to indemnify and hold Escrow Agent harmless from and against any, reasonable costs, claims or expenses incurred in connection with the performance of the Escrow Agent's duties hereunder, unless such costs, claims or expenses were occasioned by Escrow Agent's bad faith or its willful disregard of this Contract. Escrow Agent shall not be bound by any agreement between Seller and Purchaser, whether or not Escrow Agent has knowledge thereof, and Escrow Agent's only duties and responsibilities shall be to hold, and to dispose of, the Downpayment and interest earned thereon in accordance with this Contract. Escrow Agent may consult with counsel, and any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by Escrow Agent hereunder in good faith and in reliance upon such opinion.

All instructions or notices given to the Escrow Agent shall be in writing and delivered in accordance with the requirements of this Contract. For purposes of this paragraph, such instructions and notices shall be deemed delivered on the date of delivery, if by hand, or on the date of mailing if mailed, except that no instruction or notice to Escrow Agent shall be deemed effectively delivered to Escrow Agent until actual receipt thereof by Escrow Agent.

3. Successors and Assigns. A. This Contract shall not be binding until executed and delivered by Seller and Purchaser. Once fully executed and delivered, this Contract shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

B. Purchaser will not, without the prior written consent of Seller, sell, assign or transfer its interest in this Contract. Notwithstanding the foregoing, Purchaser shall be permitted without the necessity of obtaining the approval of Seller to assign this Contract to a corporation, partnership or other entity which is owned or controlled by (or under common control with) Purchaser. Seller shall not assign its obligations hereunder nor sell the Premises during the term of this Contract.

4. Seller's Representations. Seller represents and warrants to Purchaser that:

A. the Premises has been improved by the completion of a no less than 64,220 useable square foot retail facility for use as a retail store for Hobby Lobby Stores, Inc., an Oklahoma corporation (the "Tenant");

B. (i) there is no litigation or arbitration pending (including a bankruptcy or similar proceeding) against Seller or, to the best of Seller's knowledge, threatened by or against Seller, the Tenant or the Premises and in any manner relating to the Premises or the Lease (collectively, "Litigation") and (ii) neither Seller nor any of its agents, representatives or employees has received any notice from any governmental agency or office or any nearby property owner or tenant of the Premises' violation or potential violation of applicable law (a "Violation"). Seller agrees to promptly notify Purchaser of any notice that it or its agents, representatives or employees may receive on or after the date hereof of a Violation or Litigation;

C. Seller has not received a notice or request from any insurance company or Board of Fire Underwriters (or other organization exercising functions similar thereto) requesting the performance of any work or alteration in respect of the Premises. If Seller receives a notice or request (a "Notice") from any insurance company or Board of Fire Underwriters (or other organization exercising functions similar thereto) requesting the performance of any work or alteration in respect of the Premises prior to the Closing Date, Seller agrees to promptly send same to Purchaser. If any Violation, Litigation or Notice is not cured by Seller prior to Closing then Purchaser's right shall be to either close on this Contract without abatement in the purchase price or terminate this Contract and receive back its Downpayment, in which event the parties shall have no further obligation to the other.

D. Seller has no employees at the Premises or any other employees that Purchaser would be responsible for upon its acquisition of the Premises.

E. Seller has no service contracts, maintenance agreements, landscaping contracts, security service contracts or any other agreements relating to the Premises which will survive Closing or which will be binding upon Purchaser in any way after the Closing, except for obligations under recorded reciprocal easement and shopping center maintenance agreements with the developer of the shopping center of which the Premises is a part (with it being understood, however that the Tenant is responsible for compliance with same pursuant to the Lease), all of which agreements shall be dealt with as title matters pursuant to Paragraph % hereof,

F. the Premises constitutes its own tax parcel and, to Seller's actual knowledge, all real property, personality, transfer or other taxes in respect of the Premises (the non-payment of which could cause a lien to be placed upon the Premises) have been paid through the date hereof and will be paid through the Closing Date.

G. The warranties and representations set forth in this Paragraph 4 shall survive the Closing and shall continue in effect for one (1) year following the Closing Date. Seller shall recertify the warranties and representations contained in this Paragraph 4 and in Paragraph 6 below as of the Closing Date in an instrument to be delivered at the Closing (the "Seller's Certificate").

5. Inspections. A. At Purchaser's cost and expense, Purchaser and its advisors shall be permitted to inspect the Premises for its design features, its location, its proximity to major thoroughfares, its access, its visibility, the demographics of the surrounding areas, its compliance with applicable laws, its compliance with the Plans and Specifications, other construction or building issues and such other matters as are deemed relevant to Purchaser (the "Inspection") and also to perform a phase I environmental audit of the Premises (the "Phase I") and if recommended by Purchaser's environmental consultant a phase II environmental audit of the Premises (the "Phase II"). Purchaser agrees to indemnify and hold harmless Seller from any damage to person or property that may be caused by the Inspection, the Phase I or the Phase II and shall repair any and all damage occasioned by the Inspection, the Phase I or the Phase II. The Inspection, the Phase I and the Phase II shall be conducted in such a manner so as to not unreasonably interfere with the Tenant's operation from the Premises nor cause a violation of any term or condition of the Lease.

B. Purchaser shall have through the expiration of the Due Diligence Period (hereafter defined) to notify Seller that Purchaser is satisfied with the results of the Inspection, the Phase I or the Phase II. In the event Purchaser shall fail to timely notify Seller of its satisfaction or in the event Purchaser shall notify Seller that it is dissatisfied with the Premises, then in either such case this Contract shall terminate and the Downpayment with interest thereon shall be returned to Purchaser and the parties shall have no other liability to each other.

C. Seller agrees to cooperate with Purchaser in connection with the inspections referenced above and to provide access to the Premises in connection therewith. Seller also agrees to cooperate with Purchaser in having any of Seller's existing inspection reports (e.g., its current environmental report) redated and certified in favor of Purchaser and its lender. Seller further agrees to provide to Purchaser within five
         (5) days of the execution hereof the following:

I.       A copy of the Lease and all relevant correspondence and all amendments,

2. A copy of the final certificate of occupancy for the Premises, together with all other necessary or appropriate approvals or certifications to the extent such approvals or certifications are in Seller's possession,

3.       A copy of Seller's most recent as-built survey for the Premises,

4. A copy of all materials in Seller's possession concerning the zoning and other building requirements of the Premises;

5. A copy of all phase I environmental audits and any updates or other environmental information in its possession relating to the Premises (including a phase II environmental audit, if applicable); Seller also agrees to provide to Purchaser a copy of any additional environmental information Seller may receive following its execution of this Contract,

6. To the extent in Seller's possession, a copy of a structural inspection report, geotechnical report and/or appraisal of the Premises, and

7. A copy of the Mortgage and all related financing documents including, without limitation, the promissory note secured thereby.

The Due Diligence Period shall expire on the date that is thirty (30) days following the Purchaser's receipt of a fully executed counterpart of this Contract.

D. Seller further agrees to cooperate in having all structural inspections, architect certifications, engineer's reports and other similar items certified in favor of Purchaser and its lender and Seller shall promptly give a copy of such items to Purchaser upon Seller's receipt thereof, provided same shall be at the sole cost and expense of Purchaser.

6. Environment. Seller warrants and represents that, to the best of its knowledge, in respect of the Premises and all adjoining properties, and except as set forth in any environmental audits delivered by Seller to Purchaser, there has been, except as may be permitted by applicable environmental laws and regulations, no (i) generation, storage, treatment or disposal of Hazardous Wastes (hereafter defined), (ii) use of the Premises as a landfill or site for the storage of Hazardous Wastes, or as a site for the discharge into the environment of Hazardous Wastes, (iii) disposal off site from the Premises of any Hazardous Wastes, (iv) federal, state or local government investigation or inquiry regarding the environmental condition of the Premises or any surrounding properties, (v) claim made against Seller for injury to person or property relating to the environmental condition of the Premises or (vi) notices of violation of applicable law relating to the protection of the environment served on or otherwise received by Seller. The representations and warranties contained in this Paragraph shall survive the Closing for a period of one (1) year. Seller shall recertify the warranties and representations in this Paragraph 6 as of the Closing Date in the Seller's Certificate. For purposes hereof, "Hazardous Wastes" shall mean and refer to explosives, radioactive materials, asbestos, asbestos-containing materials, polychlorinated biphenyls, lead, lead-based paint, radon, under and/or above ground storage tanks, hazardous materials, toxic substances, hazardous wastes, hazardous substances, mold, petroleum, petroleum based materials or any other materials or substances which are listed or regulated in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 6901, et seq.), the Resources Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901, et m q.), the Clean Water Act (33 U.S.C. Section 1251, et seg.), the Safe Drinking Water Act (14 U.S.C. Section 1401, et s. emC .), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801, et seg.), the Toxic Substance Control Act (15 U.S.C. Section 2601, et sea), or any other applicable federal, state or local laws.

7. Brokers. Purchaser and Seller each warrants and represents to the other that except for Friedman Real Estate ("Broker"): (i) it has not dealt with any broker in respect of the Premises and (ii) no broker has brought the Premises to the attention of the Purchaser or was otherwise involved in the Purchaser's interest in the Premises. Each party shall indemnify, defend and hold harmless the other for any claims which would constitute a breach of the foregoing representations and warranties. Purchaser agrees to compensate Broker in full at Closing pursuant to a separate agreement. Seller warrants and represents that (i) all brokerage fees incurred in connection with the Lease have been paid in full and that (ii) there will be no brokerage fees or commissions due in respect of the extension or renewal of the Lease and Seller shall provide evidence thereof reasonably satisfactory to Purchaser at or prior to Closing. The provisions of this paragraph shall survive the delivery of the Deed (hereafter defined) or the termination of this Contract.

8. Title. A. Purchaser agrees to promptly order a commitment for title insurance from Escrow Agent. Purchaser shall see that a copy of said commitment is promptly delivered to Seller and Seller shall be on notice of items contained in such commitment. Purchaser agrees to take title if same is good and marketable and if insurable by Escrow Agent and subject only to (i) the Mortgage, (ii) such restrictions or encumbrances that Purchaser shall consent to in writing and
(iii) the Lease. If Seller shall be notified of a defect in Seller's title, then Seller shall use its reasonable efforts to attempt to cure such defect(s) and Seller shall pay or satisfy any defects or other items that can be satisfied by the payment of money (such as, by way of example, mortgages, mechanic's liens and deeds of trust), except for the Mortgage. Seller shall be entitled, at its option, to extensions of the Closing Date for up to thirty (30) days in the aggregate to attempt to cure such defect(s) (but in no event past the expiration date of the Confirmation (hereafter defined). Should Seller not cure such defect(s) despite Seller's reasonable efforts therefor, then Purchaser shall have the option (exercisable within ten (10) days of Seller's notification thereof to Purchaser), to close on its purchase of the Premises in accordance with the terms hereof with no abatement or offset. If Purchaser shall not have timely exercised its option set forth in the preceding sentence, then this Contract shall terminate, the Downpayment shall be returned to Purchaser, and the parties shall have no other liability to each other. Purchaser shall have five (5) business days from its receipt of a continuation report to notify Seller of any new title defects therein disclosed and the provisions of this Paragraph shall apply in respect of such title defects. For purposes of this Paragraph, violations of applicable building or zoning law against the Premises shall constitute title defects.

B. Seller agrees to deliver (and Purchaser agrees to accept) a limited warranty deed (or its local equivalent) in form satisfactory for recording and otherwise satisfactory to Purchaser (the "Deed").

9. Closing Costs. Purchaser shall pay for all of its costs of closing including its own attorney fees. Seller shall pay for all of its costs of closing including its own attorney fees. Seller shall also pay the transfer fee and all other transfer taxes and recording fees due in connection with the sale and shall pay for the base premiums due on Purchaser's title insurance policy (but Purchaser shall be responsible for any additional premiums for Lender's coverage, if any). Purchaser shall pay the assumption fee charged by Lender in connection with Purchaser's assumption of the Mortgage (in an amount not to exceed 1% of the then-outstanding principal balance of the Mortgage) and the cost of an updated survey if Purchaser elects to obtain one.

10. FIRPTA. Seller warrants and represents that it is not a "foreign person" as defied in Section 1445 of the Internal Revenue Code, as amended, and Seller shall supply at Closing an appropriate non-foreign person affidavit pursuant to said Section 1445.

11. Authorization of Purchaser. Purchaser warrants and represents that it was duly organized and is in good standing in its jurisdiction of organization. Purchaser warrants and represents that it has the authority to enter into this Contract and agrees to supply to Seller such information as Seller may require (such as its articles of organization and operating agreement) to establish to Seller's reasonable satisfaction the accuracy of the warranties and representations contained in this paragraph. Purchaser represents that its signatory was fully authorized to execute and deliver this Contract on its behalf.

12. Authorization of Seller. If Seller shall be a corporation, partnership or other entity, Seller warrants and represents that it was duly organized and is in good standing in its jurisdiction of organization and that it is in good standing in the State in which the Premises is located. Seller warrants and represents that it has the authority to enter into this Contract and agrees to supply to Purchaser such information as Purchaser may require (such as its certificate of incorporation, by-laws and resolutions adopted by its board of directors if it shall be a corporation) to establish to Purchaser's reasonable satisfaction the accuracy of the warranties and representations contained in this paragraph. Seller represents that its signatory was fully authorized to execute and deliver this Contract on its behalf.

13. Included Property. This sale includes all the right, title and interest of Seller in and to all easements, rights of way, privileges, appurtenances, certificates, licenses, tax reduction proceedings (and the refunds or credits there from), permits and rights to the same belonging to and inuring to the benefit of the Premises, insurance proceeds, condemnation proceeds, supplies, fixtures and articles of personal property attached to or appurtenant to the Premises or used in connection with the operation of the Premises and owned by Seller. No rents or leases will, on the Closing Date, be assigned or pledged by Seller except to Purchaser in connection with the Closing.

14. Closing Documents. A. As a condition to the Closing, Seller agrees to deliver to Purchaser on the Closing Date all documents, in form reasonably satisfactory to Purchaser, necessary to effectuate the provisions hereof including, without limitation:

1. The Deed.

2. The original Lease. To the extent Seller is only in possession of a copy of 5 the Lease, then a copy of the Lease certified by Seller to Purchaser as a true and complete copy shall be in lieu of the original.

3. An assignment of the Lease, in recordable form, sufficient to transfer and convey the landlord's interest in, to and under the Lease to Purchaser (the "Lease Assignment"). The Lease Assignment shall include an assignment of the security deposit, if any, held in respect of the Lease. The Lease Assignment shall contain a warranty by Seller that it is the owner of the landlord's interest in the Lease, and that it has full right and title thereto and authority to transfer and convey the same and that the same are free and clear of all liens and encumbrances. The Lease Assignment shall also be executed by Purchaser and shall also provide that (i) Purchaser indemnifies and holds Seller harmless from and against all of the obligations of the landlord accruing or arising under the Lease from and after the Closing Date and (ii) Seller indemnifies and holds Purchaser harmless from and against all of the obligations of the landlord accruing or arising under the Lease prior to the Closing Date.

4. A notice of sale to the Tenant directing the Tenant to make all further rent payments to Purchaser as Purchaser may direct.

5. The certificate or other evidence reasonably satisfactory to Purchaser that Purchaser has been named on the Tenant's insurance policy(ies) required under the Lease.

6. The Landlord's Certificate, the Estoppel Certificate (with it being understood and agreed that Seller's inability to procure and deliver to Purchaser the Estoppel Certificate from Tenant in the form required by Paragraph 20 below shall constitute a failure of a condition precedent to Purchaser's obligation to close and specifically not a default on the part of Seller) and the Seller's Certificate.

7. A title affidavit that all improvements have been fully paid for and to such other matters as Escrow Agent shall require.

8. The original Consent.

9. Such other documents that shall reasonably be required to consummate the transactions herein contemplated.

B. Purchaser agrees to execute and deliver to Seller on the Closing Date all documents, in form reasonably satisfactory to Seller, necessary to effectuate the provisions hereof including, without limitation:

1. The Cash Portion of the Purchase Price.

2. The Lease Assignment.

3. The Consent.

4. Such other documents that shall reasonably be required to consummate the transactions herein contemplated.

15. Pre-Closing Obligations of Seller. Between the date hereof and the Closing Date, Seller shall:
a. Furnish Purchaser with such information in the possession of Seller with respect to the operation and maintenance of the Premises as Purchaser shall reasonably request.

b. Not withdraw, settle or compromise any reduction proceeding affecting real estate taxes assessed against the Premises without the prior consent of Purchaser which consent shall not be unreasonably withheld or delayed. Any future refunds and related fees shall be prorated between Purchaser and Seller as of the Closing Date (with net refunds being paid first to the Tenant if required under the Lease); this obligation shall survive the Closing Date.

c. Permit Purchaser and its representatives access to the Premises, and to Seller's records in respect of the Premises, upon reasonable prior notice and at reasonable times.

d. Not amend, modify, terminate, grant any consent under or waive any provision of the Lease, the Mortgage or any other loan document, without the prior written consent of Purchaser.

e. Cause the Premises to be maintained in good condition and also to comply with the requirements, if any, of the landlord under the Lease.

f. Not allow or consent to any modification of any easements, restrictions and/or requirements of record against the Premises (or the imposition of any new easements, restrictions and/or requirements) and not allow or consent to any zoning change affecting the Premises.

16. Closing. A. Subject to extensions as herein expressly permitted, the parties agree that the closing (the "Closing") shall occur on or about the date that is thirty (30) days following the expiration of the Due Diligence Period. The Closing shall take place at or through the offices of Escrow Agent (the "Closing Date"). If Purchaser shall have failed or been unable to timely close despite the satisfaction of all of the conditions to Closing contained herein, then upon at least ten (10) business days' notice from Seller to Purchaser and Escrow Agent this Contract shall terminate, neither party shall have any further obligations to the other and Seller shall be entitled to the entire Downpayment and any interest earned thereon (with it being understood and agreed that the liquidated damages clause contained in this Paragraph 16 shall not vitiate Purchaser's indemnity obligations in connection with the Inspection, the Phase I and the Phase II as set forth in Paragraph 5 above). Notwithstanding anything contained in this Contract to the contrary it is understood and agreed that in the event of any default on the part of the Purchaser, Seller agrees to look solely to the Downpayment in accordance with the terms hereof as its liquidated damages and waives any claim for specific performance or any other claim either against the Purchaser or against any person disclosed or undisclosed. Seller and Purchaser acknowledge that the amount of damages of one party occasioned by a default of the other party hereunder would be difficult or impossible to accurately predict and Seller and Purchaser, after consultation with counsel of their own choosing, agree that the liquidated damages provided for in this paragraph are reasonable sums to be used as liquidated damages. In no event shall Purchaser be liable for actual, consequential or special damages. Notwithstanding anything to the contrary set forth in this Contract, in the event Seller shall default hereunder Purchaser's sole right shall be to either
(i) receive back its Downpayment with interest thereon (plus reimbursement by Seller of Purchaser's actual out-of-pocket expenses incurred in connection with the Premises or this Contract) or (ii) seek specific performance of this Contract (and if Purchaser shall be successful Seller shall be responsible to reimburse Purchaser for Purchaser's legal fees and other costs associated with the application for specific performance).

B. It is a condition to Purchaser's obligations under this Contract that between the date hereof and the Closing Date (i) there shall be no material, adverse change in the physical or environmental condition of the Premises, (ii) there shall be no change in the accuracy and completeness of any of the Seller's representations and warranties made in this Contract, (iii) there shall be no material adverse change in the financial condition of the Tenant (a "material adverse change" for purposes hereof shall mean either the filing by or against such party of a petition in bankruptcy, an admission in writing by any such party of its general inability to pay its debt when due or the default by any such party under its operating line of credit or other corporate level indebtedness or an announcement of the need to restate previously reported earnings or the actual restatement thereof or an announcement of an SEC or other governmental investigation of such party or the lowering of the credit rating on any such party by a nationally recognized credit rating agency (unless such party was on "credit watch" or similar by the applicable credit rating agency as of the date hereof)), (iv) there shall be no Violation imposed or threatened in writing, (v) there shall be no Litigation or condemnation commenced or threatened and (vi) Tenant shall not have discontinued operations at the Premises or indicated to Seller either orally or in writing that it intends to do so. At Closing, Seller shall certify to Purchaser as part of the Seller's Certificate that to its actual knowledge none of the items listed in (i) - (vi) above shall have occurred; provided that if Seller shall obtain knowledge of any matter which would cause a violation of (i) - (vi) above prior to the Closing, Seller agrees to promptly notify Purchaser of such matter. If Seller does not indicate in its notice to Purchaser that it will be satisfying and/or complying with such matters (or, having indicated that it will so satisfy and/or comply, is then not able to, or if the matter in question is a violation of (iii) or
(vi) above) then Purchaser shall have ten (10) days from receipt of Seller's notice (or ten (10) days from receipt of notice that Seller having elected to attempt to satisfy and/or comply but was unable to do so) in which to terminate this Contract and receive back its Downpayment and the interest thereon, following which neither party shall have any further obligation to the other hereunder. Seller shall be entitled to an extension of the Closing for thirty
(30) days in order to attempt to satisfy and/or comply with any such matters (other than items (iii) or (vi)). If Purchaser shall not so terminate this Contract then Purchaser shall close without abatement or offset in the purchase price.

C. Notwithstanding anything to the contrary set forth herein, (i) provisions of this Contract permitting Seller for any reason to extend the Closing Date shall not be cumulative so that if there shall be two or more items allowing Seller to extend the Closing Date hereunder, Seller shall only be entitled to extend for the longest period allowed by any one of the rights to extend, and (ii) despite any specific provision of this Contract allowing for a specific time for Seller to extend the Closing Date, Seller shall not be permitted to extend the Closing Date beyond the expiration date of the Confirmation (hereafter defined).

17. Casualty. The risk of loss or damage or destruction to the Premises by fire or other casualty is assumed by Seller until the Closing. In the event of fire or other casualty, Seller shall immediately notify Purchaser thereof and shall simultaneously notify Purchaser whether or not Seller intends to repair the Property and restore same to the condition in existence prior to such damage or destruction. If Seller so elects to restore and repair the Property, then Seller shall be entitled to extend the Closing Date for up to thirty (30) days in the aggregate to complete same. In the event that either (i) Seller shall fail to notify Purchaser that it intends to repair or restore the Property as aforesaid or (ii) Seller notifies Purchaser that it does not elect to so repair or restore or (iii) the damage is of such a nature that it cannot reasonably be restored and repaired within such 30 day period or (iv) Seller, having notified Purchaser that it elects to restore and repair the Property as aforesaid, subsequently fails to complete such repair and restoration within the aforementioned thirty
(30) day period, then in any such event Purchaser shall have the option, exercisable within fifteen (15) days of the event giving rise to Purchaser's right to so elect, of either (i) declaring this Contract terminated in which event Escrow Agent shall refund to Purchaser, with the interest earned thereon, the Downpayment whereupon this Contract and all rights of Purchaser hereunder and to the Premises shall terminate and neither Seller nor Purchaser shall have any further claim against the other, or (ii) closing title in accordance with this Contract and paying in full the Purchase Price, without any abatement thereof or claim against Seller for such loss or damage (except solely that Seller shall credit the purchase price by the amount of its insurance deductible), and accepting an assignment, without recourse, of Seller's rights, if any, to any payments to be made under any applicable hazard insurance policies together with any payments under such policies made to Seller prior to the Closing and not expended to repair or replace such loss, damage or destruction together with payment by Seller to Purchaser of the amount of the applicable deductible. If Purchaser shall have failed to timely make an election pursuant to the foregoing sentence Purchaser shall be deemed to have elected to terminate this Contract in accordance with (i) above. This paragraph shall govern to the extent inconsistent with any applicable law.

18. Condemnation. As of the date hereof, Seller represents and warrants that it has no knowledge of any pending or contemplated condemnation proceedings affecting the Premises or any part thereof. If prior to the Closing, all of the Premises shall be taken by condemnation, eminent domain or deed in lieu thereof or such a taking shall be threatened in writing by the applicable governmental authority having jurisdiction over the Premises, this Contract shall be automatically canceled, the Downpayment together with any interest thereon shall be returned to Purchaser and thereupon neither party shall have any further liability or obligation to the other. Seller agrees not to deliver a deed in lieu or its equivalent without the prior written consent of Purchaser. If prior to the Closing date, (a) a portion, but less than all, of the Premises shall be taken by condemnation, eminent domain or deed in lieu thereof, or (b) there is any taking of the land lying in the bed of any street, road, highway or avenue open or proposed, in front of or adjoining all or any part of the Premises, (c) there is any change of grade of any street, road, highway or avenue, or (d) a taking described in (a), (b) or (c) above shall be threatened in writing by the applicable governmental authority having jurisdiction over the Premises, then in any of such events Purchaser may cancel this Contract by sending written notice thereof to Seller within thirty (30) days of Purchaser's receipt of notice of such condemnation, eminent domain, change of grade or other taking, in which event Escrow Agent shall return to Purchaser the Downpayment with interest thereon and thereupon neither party shall have any further liability or obligations to the other. If this Contract is not canceled Purchaser shall accept title to the Premises subject to the condemnation, eminent domain, taking or change of grade, in which event on the Closing Date the net proceeds of the award or payment (after payment of all actual collection costs) shall be assigned by Seller to Purchaser and net monies theretofore received by Seller in connection with such condemnation, eminent domain, taking or change of grade shall be paid over to Purchaser or allowed as a credit against the purchase price hereunder.

19. Apportionments. Rent and additional rent and interest under the Mortgage shall be apportioned as of the Closing Date. Taxes, special assessments, utilities and other charges shall be apportioned except to the extent same are to be reimbursed or paid by the Tenant pursuant to the Lease.

20. Lease. It is a condition to Purchaser's obligations hereunder that (i) on the Closing Date the lease attached hereto as Exhibit B between Seller and the Tenant (the "Lease") shall be in full force and effect (without default) and there shall be no other tenants, licensees, concessionaires or others occupying the Premises and (ii) on the Closing Date there shall be delivered to Purchaser an estoppel certificate of the Tenant (the "Estoppel Certificate") in respect of the Lease (effective as of the Closing Date) in the form to be provided by Purchaser to Seller prior to the expiration of the Due Diligence Period (with it being understood and agreed that Seller's inability to procure and deliver to Purchaser the Estoppel Certificate from Tenant in the form required by this Paragraph 20 shall constitute a failure of a condition precedent to Purchaser's obligation to close and specifically not a default on the part of Seller), dated no more than twenty (20) days prior to the Closing Date and (iii) on the Closing Date no event shall have occurred which would by itself or with the passage of time and/or the giving of notice constitute a default of the Tenant or Seller under the Lease and Seller shall certify same at Closing pursuant to a form acceptable to Purchaser (the "Landlord's Certificate"). Seller agrees to use its reasonable efforts to attempt to obtain the Estoppel Certificate and Seller shall be entitled to extensions of the Closing Date for up to thirty (30) days in the aggregate in order to satisfy its obligations under the previous sentence. If Seller has not timely satisfied the foregoing conditions, at the expiration of such thirty (30) day extension, then Purchaser shall have the option (exercisable by written notice within seven (7) days of Seller's notice of its inability as aforesaid) to either close on Purchaser's acquisition of the Premises and pay in full the purchase price without any offset, abatement or credit against Seller or to terminate this Contract in which event the Downpayment with interest thereon shall be returned to Purchaser and neither party shall have any further rights or obligations hereunder to the other. Seller warrants and represents that it has not nor will it in the future collect rent more than thirty (30) days in advance of the date due and this sentence shall survive the Closing.

21. Common Development Restrictions/Zoning. In the event that the Premises is part of a shopping center or is otherwise governed by easements, restrictions and/or requirements (collectively, "Restrictions"), then it shall be a condition to Purchaser's obligations hereunder that on or prior to the Closing Date there shall be delivered to Purchaser an estoppel certificate (the "Certificate") of the developer of the shopping center and such other parties, if any, obligated to deliver such a Certificate pursuant to the terms of the applicable Restriction, in form as required under the terms of the agreement containing the Restrictions and otherwise in form and substance reasonably acceptable to Purchaser (with it being understood and agreed that Purchaser shall deliver any additional comments and requirements to the form to be delivered pursuant to the applicable Restriction by no later than the expiration of the Due Diligence Period), dated no more than twenty (20) days prior to the Closing Date, and certifying among other things that the Premises is in conformance with the requirements contained in the Restrictions and that the owner of the Premises has fulfilled all obligations of it and there are no unpaid contributions owed or to be owed by the owner of the Premises in connection with the construction of the shopping center or any common areas or signs. Seller agrees to use its reasonable efforts to obtain the Certificate and Seller shall be entitled to extensions of the Closing Date for up to 30 days in the aggregate in order to obtain same. If Seller has not been able to timely obtain the Certificate by the Closing Date (as extended), then Purchaser shall have the option to either close on Purchaser's acquisition of the Premises and pay in full the purchase price 'without any offset, abatement or credit against Seller or to terminate this Contract in which event the Downpayment with interest thereon shall be returned to Purchaser and neither party shall have any further rights or obligations hereunder to the other.

22. Miscellaneous. A. "All notices, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given if delivered by hand or sent by United States registered or certified mail, return receipt requested, or sent by Federal Express or other overnight delivery service, to Seller at its address set forth above with a copy to Kenneth J. Yarsky, II, Esq., Yarsky & Brown, LLP, 404 Grant Building, Pittsburgh, PA 15219, or at such other addresses as it may designate by notice hereunder and to Purchaser at its address set forth above (for the attention of Mark H. Lundy) with a copy to Richard M. Figueroa at Purchaser's address set forth above or at such other addresses as it may designate by notice hereunder. The address for Escrow Agent is 633 Third Avenue, New York, New York 10017. The respective attorneys for Seller and Purchaser shall be authorized to give and receive any notices required or permitted to be sent hereunder and shall be permitted to agree on adjournments of the Closing Date.

B. This Contract shall be governed by and construed in accordance with the laws of the State in which the Premises is located.

C. This Contract contains the entire agreement between the parties hereto in respect of the matters hereto and supersedes any prior (oral or written) agreements. This Contract has been negotiated and shall not be construed against its drafter. This Contract may not be modified nor any of its terms waived except by a writing executed by the party to be charged by such modification or waiver. If any provision hereof shall be deemed unenforceable, the remaining terms of this Contract shall be unaffected thereby and shall remain in effect. The headings used herein are for reference purposes only and shall not affect the interpretation of this Contract.

D. If either party shall be required to employ an attorney to enforce or defend the rights of such party under this Contract, the prevailing party shall be entitled to recover their reasonable attorneys' fees and expenses. This provision shall survive the Closing or earlier termination of this Contract.

E. Except as otherwise specifically set forth herein, Purchaser shall indemnify, defend and hold Seller harmless with respect to liability from injury to persons or property or liens or causes of actions for matters in respect of the Premises first accruing subsequent to the Closing. Except as otherwise specifically set forth herein, Seller shall indemnify, defend and hold Purchaser harmless with respect to liability from injury to persons or property or liens or causes of actions for matters in respect of the Premises first accruing prior to the Closing. This Paragraph 22E shall survive Closing and the transfer of the Premises to Purchaser.

23. Financing. A. Seller represents that the Premises is currently encumbered by a non-recourse first mortgage or deed of trust (the "Mortgage") in favor of GE Capital Business Asset Funding Corp. (the "Lender"). Seller represents that there is no default under the Mortgage as of the date hereof and covenants that there shall be none on the Closing Date, and Seller further represents that there are no financing documents relating to the Mortgage other than the documents to be delivered to Purchaser as required by Paragraph 5 of this Contract and none has been amended. Seller represents and warrants that the Mortgage had an outstanding principal balance of $2,781,735.00 (as of July 1, 2004), that the Mortgage bears interest at a fixed rate of 8.35%, that the Mortgage requires monthly payments of principal and interest in the amount of $23,649 and that the Mortgage has a maturity date of February, 2010 and amortizes over a 25-year amortization schedule. Seller further represents that the Mortgage may be assumed (on a non-recourse basis) by a purchaser of the Premises with the approval of the Lender, such approval not to be unreasonably withheld, and upon the payment of a 1% assumption fee.

B. Promptly following the date hereof, Purchaser agrees to apply for and then to use its good faith efforts to attempt to obtain the written confirmation of the Lender (the "Confirmation") that at Closing and provided all conditions in the Confirmation have been satisfied, Lender shall execute a formal document which shall include (i) the consent of the Lender to the assumption by Purchaser on a non-recourse basis of the Mortgage from and after the Closing date, together with a release by the Lender of the Seller from the obligations of the Mortgage and related loan documents from and after the Closing date and (ii) an estoppel certificate of the Lender in respect of the Mortgage, all in form and substance reasonably satisfactory to Purchaser (collectively, the "Consent"). Seller agrees to reasonably cooperate with Purchaser in its attempts to obtain the Confirmation and Consent.

C. In the event that Purchaser has been able to obtain the Confirmation, then Purchaser shall send a copy thereof to Seller. The conditions to closing in the Confirmation (if any) shall likewise be conditions to Purchaser's obligations to close hereunder, and it shall also be a condition to Purchaser's obligations to close hereunder that Lender shall, at or prior to Closing, execute and deliver all documentation necessary to effectuate the assumption of the Mortgage (on a non-recourse basis) by Purchaser (including, without limitation, the Consent) as contemplated in this Contract. Notwithstanding anything to the contrary set forth herein, Purchaser shall be entitled to extend the Closing Date for up to thirty (30) days in order to attempt to satisfy the conditions of the Confirmation and thereafter close.

D. In the event that Purchaser has not been able to obtain the Confirmation on or before the date that is five (5) days prior to the Closing Date, then Purchaser shall so notify Seller and include a copy of the formal rejection from the Lender, if any. If Purchaser shall have so notified Seller, then this Contract shall terminate and the Downpayment, with the interest thereon, shall be paid to Purchaser and the parties shall not have any other rights or obligations to each other hereunder.

E. In the event this Contract is terminated as a result of Seller's default, then Seller shall also reimburse Purchaser for all of Purchaser's reasonable costs and expenses incurred in connection with its application for the Confirmation and the Consent.

24. SEC Reporting Compliance. Seller acknowledges that Purchaser has informed Seller that Purchaser is an affiliate of a publicly traded real estate investment trust. Accordingly, to the extent an SEC Section 314 audit shall be required by applicable law in respect of Purchaser's acquisition of the Premises, Purchaser's obligations hereunder shall be conditioned on a satisfactory SEC Section 314 audit of the Premises by Ernst & Young LLP (Purchaser's independent auditors or any successor) by the expiration of the Due Diligence Period. Seller agrees to 'cooperate with such auditors and to provide such information and certifications as are customarily required by Ernst & . Young LLP to complete an SEC Section 314 audit.

25. Section 1031 Tax Deferred Exchange. At either party's option, the non-requesting party agrees to cooperate with the requesting party to qualify this transaction as a like-kind exchange of property described in Section 1031 of the Internal Revenue Code of 1986, as amended. The non-requesting party further agrees to consent to the assignment of this Contract to a "Qualified Intermediary" and/or take such other action reasonably necessary to qualify this transaction as a like-kind exchange provided that (i) such exchange shall be at the cost and expense of the requesting party, (ii) the non-requesting party shall incur no liability as a result of such exchange and (iii) no such assignment of this Contract shall relieve the requesting party of its obligations under this Contract and the requesting party shall remain liable for the performance of its obligations hereunder including, without limitation, the representations, warranties, and covenants given by the requesting party to the non-requesting party in this Contract.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Contract as of the date first hereinabove written. LACROSSE PARTNERS, LTD., as Seller OLP ONALASKA LLC, as Purchaser
[GRAPHIC OMITTED][GRAPHIC OMITTED]
First American Title Insurance Company, solely in its capacity as Escrow Agent

By:
Name:
Title:
By Champion Properties, Inc., its general partner

                 By: Name: Richard M. Erenberg Title: President
                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
as of the date first hereinabove written. LACROSSE PARTNERS, LTD., as Seller

By Champion Properties, Inc., its general partner

By:       Name: Richard M. Erenberg Title: President


OLP ONALASKA LLC, as Purchaser
By:,
Name:
Title:
First American Title Insurance Company, solely in its capacity as Escrow Agent [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                    EXHIBIT A
                                Legal Description